UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2006

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On May 31, 2006, Humana Inc. (the “Company”) completed a public offering of $500 million of its 6.450% Senior Notes due 2016 (the “Senior Notes”).

The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Trust Company, N.A. (as successor to The Bank of New York), as trustee (the “Trustee”), (the “Original Indenture”) as supplemented by a second supplemental indenture, dated as of May 31, 2006, by and between the Company and the Trustee (the “Second Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Pursuant to the terms of the Indenture, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The Senior Notes bear interest at an annual rate of 6.450%, payable by the Company on June 1 and December 1 of each year, beginning on December 1, 2006. The Senior Notes mature on June 1, 2016.

A copy of the Second Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The form of Senior Note is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Second Supplemental Indenture and the Senior Notes are qualified in their entirety by reference to such exhibits.

The information in Item 1.01 of this report and the exhibits attached thereto are being filed.

Item 7.01.         Regulation FD Disclosure

On May 31, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the completion of the public offering of $500 million of its Senior Notes.

The information in Item 7.01 of this report and the exhibit attached thereto are being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.         Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated May 31, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of 6.450% Senior Notes due 2016.

99	Press Release, dated May 31, 2006, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Arthur P. Hipwell
Arthur P. Hipwell
Senior Vice President
and General Counsel

Dated: May 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated May 31, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee.

4.2	Form of 6.450% Senior Notes due 2016.

99	Press Release, dated May 31, 2006, issued by the Company.